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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 14, 1996


                                 CompUSA Inc.
             (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)

        1-11566                                           75-2261497
(Commission File Number)                    (I.R.S. Employer Identification No.)


                          14951 North Dallas Parkway
                              Dallas, Texas 75240
                   (Address of principal executive offices)


                   Registrant's telephone number, including
                           area code: (214) 982-4000


                                Not Applicable
        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

The Registrant hereby incorporates by reference herein the information set forth in its press release dated August 14, 1996, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

         99.1 Press Release issued by CompUSA Inc., dated August 14, 1996

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CompUSA Inc.


Dated: August 14, 1996            By:   /s/ James E. Skinner
                                     -------------------------------------

                                            James E. Skinner
                                            Executive Vice President and
                                            Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.       Description
- ------------      -----------

99.1              Press Release issued by CompUSA Inc., dated August 14, 1996

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